UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden hours per response.....38.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 9, 2008

MathStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19075 N.W. Tanasbourne Drive, Suite 200		97124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(503) 726-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On September 9, 2008, MathStar, Inc. (the “Company”) issued a press release announcing that it has entered into an agreement engaging Core Capital Group to complete a strategic analysis of the Company’s technology and intellectual property.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

99.1         A copy of the press release issued by MathStar, Inc. on September 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: September 9, 2008.
	By	/s/ Douglas M. Pihl
Chairman, Chief Executive Officer
and Chief Financial Officer
(Principal Executive Officer
and Principal Accounting Officer)